UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Electronic Systems Technology, Inc.                                                                                        Phone:   509-735-9092

415 N. Quay Street, Building B1, Kennewick, WA 99336                                                         Fax:       509-783-5475

April 23, 2018

Dear Shareholder:

You are cordially invited to attend Electronic System Technology, Inc.’s Annual Meeting of Shareholders on Friday, June 1, 2018 at 9:00 a.m. Pacific time.  The meeting will be held at the Company’s headquarters located at 415 N. Quay St, Bldg. B1, Kennewick, Washington. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

The Company is once again taking advantage of the Securities and Exchange Commission rules that allows us to provide proxy materials over the Internet. On or about April 23, 2018 we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders informing them that the Proxy Statement, 2017 Annual Report (when filed) and voting instructions are available online.

As more fully described in that Notice, all Stockholders may choose to access proxy materials on the Internet or may request paper copies of the proxy materials. We believe that using the Internet reduces costs, provides greater flexibility to our shareholders, and conserves resources.  Subsequent to the formal meeting and its items of business at the Annual Meeting, I will review major Company developments over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the management of the Company. Members of the Board of Directors will attend in person or by telephone.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on June 1, 2018.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet (see below for instructions) or mail so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting nay withdraw their proxies and vote in person.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By order of the Board of Directors, ELECTRONIC SYSTEMS TECHNOLOGY, INC. Michael W. Eller, President April 23, 2018 / Approximate Date of mailing to Shareholders

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 1, 2018:
The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at http://www.esteem.com/about/corporate-information.html.Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. For registered shareholders to vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET

1.

Go to www.vote.corporatestock.com.

2.

Follow the step-by-step instructions provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 1, 2018

To the Shareholders of Electronic Systems Technology, Inc.:

The Annual Meeting of Shareholders of Electronic Systems Technology, Inc. (the “Company”), a Washington Corporation, will be held at the Company’s location at 415 N. Quay St, Bldg. B1, Kennewick, Washington, on June 1, 2018 at 9:00 a.m. Pacific Time for the following purposes:

1.

To elect Directors.

2.

To ratify DeCoria, Maichel & Teague as Independent Auditors.

3.

To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Shareholders of record, at the close of business on April 9, 2018, are entitled to notice of and to attend and to vote at the meeting. Interested parties are encouraged to visit the Company’s website at www.esteem.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ Michael W. Eller

Michael W. Eller, President

April 23, 2018 / Approximate Date of mailing to Shareholders

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING AND RETURNING BY MAIL THE PROXY CARD YOU WILL RECEIVE IN RESPONSE TO YOUR REQUEST. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Quay Street, Bldg. B1

Kennewick, Washington 99336

 (509) 7359092

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

To be held June 1, 2018

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc., a Washington corporation (the “Corporation”), to holders of shares of the Corporation's Common Stock (“Common Stock”) in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 1, 2018 at 9:00 a.m. Pacific time, and any adjournment or adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of the Annual Meeting.  The Annual Report of the Corporation for the year ending December 31, 2017 was mailed to Shareholders in conjunction with the mailing of this Proxy Statement; however, such Annual Report does not form any part of the material for solicitation of proxies.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2018

Our Notice of Annual Meeting and Proxy Statement and Annual Report are available at: http://www.esteem.com/about/corporate-information.html

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting is April 9, 2018. At the close of business on that day, there were 4,986,048 shares of our common stock, $.001 par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of two Director from the three nominees, Theodore Deinard (current), Donald Siecke and Thomas Schaefer as directors to the Corporation's Board of Directors to serve for a three-year term.  See “Election of Directors.”

Ratification of Auditors

At the Annual Meeting, Shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action to ratify the appointment of independent auditors. See “Ratification of Auditors”.

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof. See “Other Matters”.

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 9, 2018 has been fixed as the record date for determination of the Shareholders entitled to notice of, and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, there were issued and outstanding 4,986,048 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted:  (1) FOR election of two of the following: Theodore Deinard, Donald Siecke and Thomas Schaefer, to the Corporation's Board of Directors; (2) FOR ratification of DeCoria, Maichel & Teague P.S. as Independent Auditors; (3) Other business.

A Shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person or delivering instruction to the Corporation via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “for” nor “against” the election of any Director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. The shares of a Shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf are routine matters for consideration at the meeting, in this case, item 2. Prior to January 1, 2010 brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. As of January 1, 2010, brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal Number	Items	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Majority of shares cast	Not counted	Not voted
2	Ratification of Independent Auditors	Majority of shares cast	Not counted	Discretionary vote

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

Future Shareholder Communications through the Internet

Shareholders may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. The consent of Shareholders who have previously consented to electronic delivery will remain in effect until withdrawn. To consent to electronic delivery:

•

Shareholders whose shares are registered in their own name, and not in “street name” through a broker or other nominee, may simply log in to https://secure.corporatestock.com/vote.php the Internet site maintained by Corporate Stock Transfer Inc. and follow the step-by-step instructions; and,

•

Shareholders whose shares are registered in “street name” through a broker or other nominee must first vote their shares using the Internet, at: www.proxyvote.com, the Internet site maintained by Broadridge Financial Solutions, Inc. and immediately after voting, fills out the consent form that appears on-screen at the end of the Internet voting procedure.

The consent to receive Shareholder communications through the Internet may be withdrawn at any time to resume receiving Shareholder communications in printed form.

PROPOSAL 1:

 ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of two of the three nominees for Director listed below, unless authority to do so has been withheld. If the nominee becomes unable to accept election, the Board will either reduce the Directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of current directors of Class II expire with the 2019 Annual Meeting, terms of current director of Class III expire with the 2020 Annual Meeting, and the terms of current directors in Class I expire with the 2018 Annual Meeting.

Nominees

The nominees for Class I Directors whose term, if elected, will expire in 2021 and certain additional information with respect to the nominee is as follows:

Nominee Name, Position with the Corporation, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS I  Three Year Term Expiring 2020

THEODORE DEINARD.  Mr. Deinard joined Quadrant in 2008 and is responsible for making investments and overseeing companies at the firm.  Mr. Deinard holds Director level positions in multiple portfolio companies along with Executive level roles at certain times.  Mr. Deinard is also President of QFMI Management, Inc., an alternative investment management firm, controlled by an affiliate of Quadrant.  Previously, Mr. Deinard was a Director at Citigroup Global Markets.  He holds a BA from Yale University.

Age:	45
Shares Beneficially Owned:	288,384
Percent of Class:	5.8
A Director Since:	2015

THOMAS J. SCHAEFER: Mr. Schaefer is the President of Phoenix Digital Corporation a privately held company based in Scottsdale, AZ that provides redundant mission critical networking technology for industrial automation systems.   Prior to working at PDC, Mr. Schaefer spent 30 years at Rockwell Automation.  His last assignment was the Global Industry Manager for Rockwell’s Water Industry focus.  During Mr. Schaefer’s tenure at Rockwell he held various positions that included P&L responsibility for the Service business unit, Sales and Marketing for Software/MES, and Sales and Application responsibility for the Drive Systems/Power Products group. Mr. Schaefer is a 1982 graduate with a BSEE from the Milwaukee School of Engineering.

Age:	57
Shares Beneficially Owned:	-
Percent of Class:	-
A Director Since:	N/A

CLASS III  Three Year Term Expiring 2020 (Cont.)

DONALD E. SIECKE.  Mr. Siecke practiced as a certified public accountant in the state of Colorado from 1963 to 1976. He has been president of Kelmore Development Corp., a real estate development company, since 1981, and serves as the chairman of Redstone Bank, a Colorado bank of which he was a founding director. He is a director of several privately held companies, metropolitan districts, and charitable organizations. He received a BS degree in business administration from the University of Denver in 1961, having majored in accounting. In determining Mr. Siecke's qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.

Age:	78
Shares Beneficially Owned:	(1)
Percent of Class:	-
A Director Since:	N/A

(1)

Mr. Siecke does not own any shares directly. However, EDCO Partners LLLC, of which Mr. Siecke is a limited partner, holds 498,916 shares on his behalf.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

DeCoria, Maichel & Teague P.S. Independent Certified Public Accountants (“DM-T”), have been selected by the Board of Directors as the Independent Auditors for the Company for the fiscal year ending December 31, 2018. Shareholder ratification of the selection of DM-T as the Company’s Independent Auditors is not required by the Bylaws or otherwise. However, Management is submitting the selection of DM-T to the Shareholders for ratification as a matter of corporate practice. If the Shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection is ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its Shareholders.

This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. DM-T will not be represented at the annual meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2017 and December 31, 2016, as provided by DM-T. We expect that DM-T will serve as our auditors for fiscal year 2018.

Year Ended	December 31, 2017	December 31, 2016
Audit fees (1)	$35,000	$40,769
Audit-related fees (2)	-	-
Tax fees (3)	2,700	3,534
All other fees (4)	-	-
Total Fees	$37,700	$44,303

The Company’s Board of Directors reviewed the audit services rendered by DM-T and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Company. The Company does not use DM-T for financial information system design and implementation. We do not engage DM-T to provide compliance outsourcing services.

(1)

Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s financial statements and reviews of our quarterly financial statements.

(2)

Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)

Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.

(4)

All other fees consist of fees billed for products and services other than the services reported above.

Our Audit Committee reviewed the audit and tax services rendered by DeCoria Maichel & Teague and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by our independent accountants are pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us. We do not use DeCoria Maichel & Teague for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally. We do not engage DeCoria Maichel & Teague to provide compliance outsourcing services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

Additional Corporation Information

Members of Board of Directors Continuing In Office

CLASS II   Three Year Term Expiring 2019

MICHAEL W. ELLER.  Mr. Eller is the President and Principal Accounting Officer.  During the last five years Mr. Eller has been a full-time employee of the Company. Previous experience includes Macys Logistics and Operations where he was employed as the Vice President of Operations and Director of Finance.  Mr. Eller does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	57
Shares Beneficially Owned:	35,000
Percent of Class:	0.7
A Director Since:	2016

CLASS III  Three Year Term Expiring 2020

T.L. KIRCHNER:  Mr. Kirchner is founder, past President (until July 31, 2015) and a Director of the Corporation.  Mr. Kirchner does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	68
Shares Beneficially Owned:	403,488
Percent of Class:	8.0
A Director Since:	1985

VERN D. KORNELSEN:  Mr. Kornelsen is the General Partner of EDCO Partners LLLP. Mr. Kornelsen formerly practiced as a certified public accountant in Denver, CO for many years and is a financial consultant to several early stage companies. He was a director of Valleylab for 10 years, and led an investor group that provided a portion of its initial funding. Mr. Kornelsen has been a director and participated in the capitalizing of a number of early stage companies, and is currently a director and audit-committee member of a publicly-held company, Encision Inc. of Boulder, CO. He is also the Chairman, Secretary, Director, and CFO of Lifeloc Technologies, Inc., a publicly-held company located in Wheat Ridge, CO. Mr. Kornelsen currently serves as the Company’s Secretary.

Age:	85
Shares Beneficially Owned:	1,553,500
Percent of Class:	30.7
A Director Since:	2014

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 9, 2018, the amount and percentage of the Common Stock of the Company, which according to information supplied to the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature of Beneficial Ownership	Percent of Class
Common	EDCO Partners LLLP 4605 S Denice Drive Englewood CO 80111	1,553,500	31.2%
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488	8.1%
Common	Zeff Capital, LP 1601 Broadway, 12th Floor New York NY 10019	369,849	7.4%
Common	Theodore Deinard & Jennifer Quasha-Deinard 1345 Avenue of the Americas New York NY 10105	288,384	5.8%

(1)

Under Rule 13d3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities.  The foregoing table gives effect to shares deemed beneficially owned under Rule 13d3 based on the information supplied to the Company.  To the knowledge of the Company, the persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes options outstanding to our officers and directors as of December 31, 2017:

Outstanding Equity Awards as of April 9, 2018

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date
Michael W. Eller President, Principal Executive Officer, Principal Accounting Officer	35,000		-0-	$0.40	8/6/20

Stock options must be exercised within 30 days after termination of employment/board membership. During 2017, 70,000 options expired, no options were granted and no shares under option were exercised. At April 9, 2018 there were 150,000  options outstanding and exercisable.

Indebtedness of Management:

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Certain Business Relationships

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Directors’ Stock Purchases

None

Indemnification.

The Corporation’s By-Laws address indemnification of Directors and Officers. Washington Law provides that Washington corporations may include within their Articles of Incorporation provisions eliminating or limiting the personal liability of their Directors and Officers in Shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law or payment of dividends in violation of the Washington statutes. Washington law also allows Washington corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of Officers and Directors incurred in defending a civil or criminal action must be paid by the Corporation as they are incurred, subject to an undertaking on behalf of the Officer or Director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such Officer or Director is not entitled to be indemnified by the Corporation because such Officer or Director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation. The Corporation’s Articles of Incorporation provide that a Director or Officer is not personally liable to the Corporation or its Shareholders for damages for any breach of fiduciary duty as a Director or Officer, except for liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distribution in violation of Washington Business Corporation Act.

Security Ownership of Management

The following table summarizes beneficial ownership of common stock by our officers and directors as of April 9, 2018:

Name & Address of Beneficial Owner (1)	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class
Theodore Deinard (Director)	Common	288,384	5.8%
T.L. Kirchner (Director)	Common	403,488	8.1%
Barry Knott (Director)	Common	-0-	-0-
Vern Kornelsen (Director)	Common	1,553,500	31.2%
Michael W. Eller (Officer)	Common	35,000	0.7%
All Officers and Directors as a group	Common	2,280,372	45.7%

(1)

The principal address of each of the individuals listed above is c/o Electronic Systems Technology, Inc., 415 N. Quay St. Bldg. B1, Kennewick WA  99336.

COMPENSATION DISCUSSION AND ANALYSIS/ EXECUTIVE COMPENSATION

The following discussion reflects compensation paid to Named Executive Officers (“NEOs”) during our fiscal year 2016, Please see the Summary Compensation Table and the footnotes therein, below.

General Philosophy and Objectives

In general, our objectives in structuring compensation programs for our NEOs is to attract, retain, incentivize, and reward talented executives who can contribute to our growth and success and thereby build value for our shareholders over the long term. In the past, we have focused on cash compensation in the form of base salary as the primary element of our compensation program for NEOs.

As in past years, we do not have any executive compensation policies in place, and our Board of Directors is responsible for annually evaluating individual executive performance. Our Board of Directors reviews and approves all of our executive compensation packages, and determines the appropriate level of each compensation component for each NEO based upon available compensation data.  The Board of Directors also relies on its members’ business judgment and collective experience. Although it did not benchmark our executive compensation program and practices, the Board of Directors believes that our executive compensation levels have historically been at or below compensation levels for comparable executives in other companies of similar size and stage of development in similar industries and locations.

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity compensation.

Base salary is determined by the Board of Directors for the CEO and for the Secretary.   Cash bonuses are based on profitability of the company at year end.  Equity compensation is awarded by the Board of Directors.

Except as disclosed above, no other compensation in the form of stock grants, options or bonuses were given to the above Officers and Directors during the year ending December 31, 2017.

The Company does not have written employment agreements with Mr. Eller.

Compensation Risk Assessment

As required by rules adopted by the SEC, Management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, Management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation and Assessment

The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation.  The Board of Directors voted for remuneration of $300 per quarter to be paid in arears for their acting in such capacity, effective January 1, 2015. The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual Director, in order to determine whether each is functioning effectively.   There are no unexercised options held by any of our outside directors. Option grants to our directors are at the discretion of the board of directors.  Business travel and other business expenses supported by appropriate receipts are reimbursed.  All such amounts are minor, and do not include any compensation element.

Summary Compensation Table

Director’s Compensation for the fiscal year ended December 31, 2017 is provided in the following Table:

DIRECTOR COMPENSATION
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Theodore Deinard	$1,200	$0	$0	$0	$0	$0	$1,200
T.L. Kirchner	$1,200	$0	$0	$0	$0	$0	$1,200
Barry Knott	$1,200	$0	$0	$0	$0	$0	$1,200
Vern Kornelsen	$1,200	$0	$0	$0	$0	$0	$1,200
Michael Eller	$0	$0	$0	$0	$0	$0	$0

(1) Compensation information for Michael Eller, President and Principal Accounting Officer is contained in the Executive Compensation Summary Compensation Table.

No option grants or grants of Stock Appreciation Rights were given during the fiscal years ended December 31, 2017 or December 31, 2016, respectively. There are no compensatory plans or arrangements for compensation of any Director in the event of their termination of office, resignation or retirement.

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

During our fiscal year ended December 31, 2017, there were no options exercised by our NEO’s or Directors.

We do not currently have a Long-Term Incentive Plan (“LTIP”).

There are no executive employment agreements with any officer.

Remuneration of Executive Officers

Named Executive Officers (“NEOs”)

The following table sets forth the names and ages of all executive officers of the Corporation as of December 31, 2017; all positions by such persons; term of office and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an officer:

Name of Officer	Age	Position	Term of Office	Period of Service
Michael W. Eller	57	President/Principal Accounting Officer	At Will	9/7/12 Present

Information concerning the compensation of the Corporation’s Principal Executive Officer and Principal Financial Officer, as well as any other compensated employees of the Corporation whose total compensation exceeded $100,000 during 2017 and 2016 is provided in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($) (3)	Total ($)
Michael W. Eller President CEO/Principal Accounting Officer	2017	$111,900	-	-	-	-	-	$20,833	$132,733
	2016	$108,334	-	-	$430	-	-	$19,033	$127,797
Todd V. Elliott	2017	$101,800	-	-	-	-	-	$5,145	$106,945
	2016	$100,005	-	-	$368	-	-	$4,723	$105,096

(1)

Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus.

(2)

Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 7 of the Notes to the Consolidated Financial Statements in the 2017 Form 10-K.

(3)

All Other Compensation consists of premiums paid for Severance Pay, Group Health Insurance, Accrued Vacation Pay and Corporation paid 401(k) matching amounts.

(4)

We have not paid any automobile allowances, although business mileage, business travel and other business expenses supported by appropriate receipts have been reimbursed. All such amounts are minor and do not include any compensation element.

Outstanding Equity Awards at Fiscal Year-End

On August 7, 2015, our Board of Directors adopted a resolution to establish a stock option plan to issue 250,000 shares of common stock, which was approved by a shareholder vote on June 3, 2016.

The information specified concerning the stock options of the named Executive Officers during the fiscal year ended December 31, 2017 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (4)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
Michael W. Eller	35,000	23.3%	$0.40	8/6/2020
Todd V. Elliott	30,000	20.0%	$0.40	8/6/2020

(5)

This table does not include Stock Options granted previously.

The information specified concerning the stock options of the Named Executive Officers during the fiscal year ended December 31, 2017 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
M. Eller President/CEO/Principal Accounting Officer	35,000	0	0	$0.40	8/6/2020	0	0	0	0

The Company does not currently have a Long-Term Incentive Plan (“LTIP”).

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

Potential Payments upon Termination and Change in Control

None

Payments Made Upon Any Termination

None

Payments Made Upon Involuntary Termination Without Cause

None

Payments Made Upon a Change in Control

None

Payments Made Upon Death or Permanent Disability

None

Other Retirement or Disability Payments

None

Perquisites and Other Personal Benefits

The Company does not believe that the aggregate value of any perquisites for any NEO exceeds $10,000 per year.

Role of Executive Officers in Compensation Decisions

None. The Board of Directors evaluates the Executive Officers’ compensation annually. Salaries are set to promote continued service.

Policy on Deductibility of Compensation

None

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments, including its stock option plans in accordance with the requirements of Accounting Standards Codification Topic 718, Compensation-Stock Compensation.

CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended December 31, 2017 the Board of Directors held two meetings.  The Audit Committee met on two occasions in 2017. All Directors attended the meetings either physically or via teleconference.

Committees

There is one continuing committee of the Board of Directors, namely, an Audit Committee. There is no Compensation, Nominating or other committee.

Audit Committee

The Board has established an Audit Committee.  The Audit Committee of the Board of Directors as of December 31, 2017 is comprised of Barry Knott (Chairman) and Theodore Deinard. It operates under a written charter adopted by the Board, a copy of which is included in the proxy statement as Appendix I. The Board of Directors has determined that none of the Audit Committee members can be classified as an “audit committee financial expert” as defined by the Securities Exchange Act.  The Board of Directors does not contain a member that can be classified as an “audit committee financial expert” under the referenced definition. The Board of Directors believes that attracting and retaining at least one audit committee member that could be classified as an “audit committee financial expert” is unlikely due to the high cost of such Director candidates.

The Audit Committee’s report for the Financial Statements for the year ended December 31, 2017 is attached to this proxy statement as Appendix II.  The Sarbanes-Oxley Act of 2002 added a number of provisions to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Corporation’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.  The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters.

Director Stock Option Committee

The Board of Directors comprises the Stock Option Committee. There is no charter for the Employee/Director Stock Option Committee.

Compensation Committee Interlocks and Insider Participation

The Board of Directors comprises the Compensation Committee. There is no charter for the Compensation Committee.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company Director or Executive Officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any Director or Executive Officer, certain Shareholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of Independent Director under the Nasdaq Listing Rules and reviews any Director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Code of Ethics

On June 2, 2005, our Board of Directors adopted a code of ethics which applies to the business conduct of all our Employees, Officers and Directors, including those Officers responsible for financial reporting. Our Code of Ethics is available for viewing on our website at www www.esteem.com. A copy of the Code of Ethics may also be obtained without charge by written request to the Company’s Corporate Secretary. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K. Our Code of Ethics is attached as an exhibit to our report on Form 8-K, as filed March 26, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that the Corporation’s Directors, Executive Officers, and the holders of 10% or more of the Corporation’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Directors, and Shareholders holding more than 10% of the Corporation’s common stock are required by the Regulation to furnish the Corporation with copies of all Section 16(a) forms they have filed.

During the year ended December 31, 2017, to the knowledge of Management, there was no Director, Officer, or Beneficial Owner of more than 10% of any class of equity securities of the registrant who failed to file on a timely basis the required disclosure form as required by Section 16(a) of the Securities and Exchange Act of 1934.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 7, 2019. A Shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than December 15, 2018. The Corporation's By-Laws outline the procedures including notice provisions, for Shareholder nomination of Directors and other Shareholder business to be brought before Shareholders at the Annual Meeting. At the time of submission of such proposal a Shareholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent ByLaw provisions is available upon written request to Michael Eller, President, Electronic Systems Technology, Inc., 415 North Quay Street, Building B1, Kennewick, Washington 99336.

FORM 10K

Any Shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10K for the fiscal year ended December 31, 2017 (the "Form 10K"), without cost, upon written request to the Secretary of the Corporation.  The Form 10K is not part of the proxy solicitation material for the Annual Meeting.  Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov, as well as links from the Company’s website at www.esteem.com.

By Order of the Board of Directors

Michael W. Eller

President

APPENDIX I – AUDIT COMMITTEE CHARTER

ELECTRONIC SYSTEMS TECHNOLOGY INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Electronic Systems Technology, Inc. has established an audit committee with authority, responsibility and specific duties as described below.

Composition:

The Committee shall be comprised of not less than two Directors, both of which are independent of  Management. A third, non-independent director, may serve on the Committee, if the Board of Directors deems the non-independent Director’s experience and expertise serves the best interest of the Committee. One of the members shall be appointed Committee chairperson by the Chairperson of the Board of Directors.  Such appointment will be for a one-year term and will be ratified by the full board.

Authority:

The audit committee may be requested by the Board of Directors to investigate any activity of the company.  All employees are directed to cooperate as requested by members of the Committee.  The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling responsibility.

Responsibility:

The audit committee is to serve as a focal point for communication between non-committee Directors, the Independent Accountants, internal accounting department and Electronic Systems Technology’s Management, as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining accounting policies and reporting practices of Electronic Systems Technology and the sufficiency of auditing relative thereto.  It is to be the Board of Directors’ principal agent in ensuring the independence of the corporation’s Independent Accountants, the integrity of Management and adequacy of disclosures to Shareholders. However, opportunity for the Independent Accountants to meet with the entire Board of Directors, as needed shall not to be restricted.

Meetings:

The Audit Committee is to meet at least two times per year, and as many times as is deemed necessary by the Committee.

Attendance:

Members of the audit committee should be present at all meetings, in person, or via alternative electronic methods, as the Board of Directors has approved. As needed, the Committee Chairperson may request that members of Management, the Manager of Finance and Administration and representative of the Independent Accountants be present at meetings of the Committee.

Minutes:

Minutes of each meeting are to be prepared and sent to Committee members and presented to Electronic Systems Technology’s Directors who are not members of the Committee.  Copies are to be provided to the Principal Accounting Officer.

Specific Duties:

The Audit Committee is to:

(1)

Inform the Independent Accountants and Management that the Independent Accountants and the Committee may communicate with each other at all times; and the Committee Chairperson may call a meeting whenever deemed necessary.

(2)

Review with Electronic Systems Technology’s Management, Independent Accountants and Manager of Finance and Administration, the company’s policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

(3)

Have familiarity through the individual efforts of its members, with the accounting and reporting principles and practices applied by Electronic Systems Technology in preparing its financial statements.  Further, the Committee is to make or cause to be made, all necessary inquiries of Management and the Independent Accountants concerning established standards of corporate conduct and performance, and deviations there from.

(4)

Review the adequacy and scope of annual internal audit plans with the Principal Accounting Officer.

(5)

Review, prior to the Annual Audit, the scope and general extent of the Independent Accountant’s audit examinations including their engagement letter.  The auditor’s fees are to be arranged with Management and annually summarized for committee review.  The committee’s review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including

•

Industry and business risk characteristics of the Company,

•

External reporting requirements,

•

Materiality of Electronic Systems Technology’s activities,

•

Quality of internal accounting controls,

•

Extent of involvement of the internal accounting department in the audit examination,

•

Other areas to be covered during the audit engagement.,

(6)

Review with Management the extent of non-audit services planned to be provided by the Independent Accountants, in relation to the objectivity needed in the audit.

(7)

Review with Management and the Independent Accountants, upon completion of their audit, financial results for the year prior to their release to the public.  This review is to encompass

•

Electronic Systems Technology’s financial statements and disclosures required by generally accepted accounting principles,

•

Significant transactions not a normal part of the Company’s operations,

•

Changes if any, during the year in the company’s accounting principles or their application,

•

Significant adjustment proposed by the Independent Accountant.

(8)

Evaluate the cooperation received by the Independent Accountants during their audit examination, including their access to all requested records, data and information.  Also, to elicit the comments of Management regarding the responsiveness of the Independent Accountants to Electronic Systems Technology’s needs.  To inquire of the Independent Accountants, whether there have been any disagreements with Management, which if not satisfactorily resolved would have caused them, issue a non-standard report on the Company’s financial statements.

(9)

Discuss with the Independent Accountants the quality of the Company’s financial and accounting personnel, and any relevant recommendations, which the independent accountants may have regarding “material weaknesses” or reportable conditions. Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems.  Review written responses of Management to the letter of comments and recommendations from the Independent Accountants.

(10)

Discuss with Electronic Systems Technology Management the scope and quality of internal accounting and financial reporting controls in effect.

(11)

Apprise the Board of Directors through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

(12)

Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

(13)

Recommend to the Board of Directors the retention or replacement of the Independent Accountants.

APPENDIX II – AUDIT COMMITTEE REPORT

REPORT OF THE AUDIT COMMITTEE

March 8, 2018

Board of Directors

Electronic Systems Technology, Inc.

The ultimate responsibility for good corporate governance rests with our Board, whose primary role is providing oversight, counseling, and direction to EST’s Management in the best long-term interests of the Company and its Shareholders.

The Audit Committee oversees Electronic Systems Technology, Inc.’s accounting and financial reporting processes, audits of EST’s annual financial statements and internal control over financial reporting.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of EST’s financial reporting, internal controls, and audit functions. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing and independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2017.

The Audit Committee has reviewed and discussed with Management its assessment and report on the effectiveness of EST’s internal control over financial reporting as of December 31, 2017, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control Integrated Framework. The Audit Committee has also reviewed and discussed with DeCoria Maichel & Teague, Management’s assessment of internal control over financial reporting, and its review and report on EST’s internal control over financial reporting.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of Management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “Independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to Management and to the auditors on the basis of the information it receives, discussions with Management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2017:

Reviewed and discussed the audited financial statements for the year ended December 31, 2017 with Management.

Discussed with DeCoria Maichel & Teague, P.S., matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

Discussed with, and received written disclosures and a letter from DeCoria Maichel & Teague, P.S., relating to their independence, as required by Public Company Oversight Board (PCAOB) Rules 3520 and 3526.

In reliance on these reviews and discussions, and the reports of Decoria Maichel & Teague, P.S. and based on the above, the Audit Committee recommends the inclusion of the audited financial statements in EST’s Annual Report on Form 10-K for the year ended December 31, 2017.

Respectfully submitted,

Electronic Systems Technology, Inc. Audit Committee

Barry Knott, Chairman

Theodore Deinard

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 1, 2018, 9:00 a.m., Pacific Daylight Time
415 N. Quay Street, Bldg. B-1, Kennewick, WA 99336

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 1, 2018.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Proposals 1, and 2.

By signing the proxy, you revoke all prior proxies and appoint Michael W. Eller with full power of substitution, to vote your shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments.

If you are a holder of common stock, your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet voting is only available to registered holders of common stock.

Vote by Internet or Mail, 24 Hours a Day, 7 Days a Week

INTERNET/MOBILE – https://secure.corporatestock.com/vote.php

Use the Internet to vote your proxy until 11:59 p.m. (PDT) on May 31, 2018.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a vote FOR the nominees listed, For Proposals 2.

1.

Election of Director (Vote for two only):

Theodore Deinard

☐  FOR

☐ Withhold

Thomas Schaefer

☐  FOR

☐ Withhold

Donald Siecke

☐  FOR

☐ Withhold

2.

To ratify DeCoria, Maichel & Teague as independent auditors.

☐  FOR

☐ AGAINST

☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box and indicate Changes below. ☐

Dated:

Signature of record stockholder

Signature, if held jointly

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy